UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement

[_]    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Material Under Rule 14a-12

EAGLE BULK SHIPPING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[_]	Fee paid previously with preliminary materials.
[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)      Amount previously paid:

2)      Form, Schedule or Registration Statement No.:

3)      Filing Party:

4)      Date Filed:

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

November 18, 2014

Dear Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of Eagle Bulk Shipping Inc., which will be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004 at 10:00 a.m., local time, on December 17, 2014. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

The actions expected to be taken at the Annual Meeting are described in detail in the enclosed Proxy Statement.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please date, sign and return the enclosed proxy card promptly. If you decide to attend the meeting in person, you will be able to vote in person, even if you have previously submitted a proxy.

I hope that you will attend the meeting, and I look forward to seeing you there.

Sincerely,

/s/ Sophocles N. Zoullas

Sophocles N. Zoullas
Chairman and Chief Executive Officer

(This page intentionally left blank.)

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 17, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Eagle Bulk Shipping Inc., a Marshall Islands corporation ("Eagle Bulk Shipping" or the "Company"), will be held on Wednesday, December 17, 2014, at 10:00 a.m., local time, at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004, for the following purposes:

1.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2014; and

2.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

As of the date of this proxy statement, the Company has received no notice of any matters, other than those set forth above, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the enclosed proxy card, or their duly constituted substitutes acting at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote the shares represented by proxy or otherwise act on such matters in accordance with their judgment.

The close of business on October 27, 2014, has been fixed as the record date for determining those shareholders entitled to vote at the Annual Meeting. Accordingly, only shareholders of record as of the close of business on that date are entitled to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. A list of such shareholders will be available at the Annual Meeting.

Please read the proxy statement and the instructions on the enclosed proxy card. Whether or not you expect to attend the Annual Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible. Submitting a proxy now will help assure a quorum.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on December 17, 2014:

Our Proxy Statement is
available at http://www.proxyvote.com.

If you attend the Annual Meeting you may vote in person, even if you have previously submitted a proxy. If you require directions to attend the meeting, please send a written request to Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022, telephone (212) 785-2500. All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, bank or other nominee indicating that you were the owner of the shares on October 27, 2014.

If you hold your shares in your own name, you may submit a proxy by marking the proxy card, dating and signing it, and returning it in the postage paid envelope provided. You may also submit a proxy via our electronic voting platform at http://www.proxyvote.com or submit a proxy by telephone at 1-800 690-6903. You may also attend the Annual Meeting and vote in person. If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting. You may revoke your proxy at any time before the vote is taken by delivering to the Secretary of the Company a written revocation or a proxy with a later date or by voting your shares in person at the meeting, in which case your prior proxy would be disregarded.

By Order of the Board of Directors,

/s/ Adir Katzav
Adir Katzav
Chief Financial Officer and Secretary

New York, New York
November 18, 2014

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

__________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 17, 2014
__________________

This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc. ("Eagle Bulk Shipping" or the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Eagle Bulk Shipping (the "Board of Directors") for use in voting at the 2014 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004, on Wednesday, December 17, 2014, at 10:00 a.m., local time, and at any adjournment or postponement thereof.

This proxy statement is first being mailed to shareholders on or about November 18, 2014.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matter:

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2014.

Shareholders will also be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. At this time, the Company's Board of Directors is unaware of any matters, other than that set forth above, that may properly come before the Annual Meeting.

Why is the election of directors not being considered at the Annual Meeting?

 Pursuant to our Amended and Restated Articles of Incorporation, filed as Exhibit 3.2 to our Report on Form 8-K filed with the SEC on October 16, 2014, approved in connection with our Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code, the members of our current board of directors will serve an initial term expiring at our 2015 Annual Meeting.  The election of directors will therefore next be considered at our 2015 Annual Meeting.  In addition, a shareholder advisory vote on executive compensation, which under SEC rules is required to be held only at meetings at which the election of directors is being considered, will next be proposed at the 2015 Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The Board of Directors has fixed the close of business on October 27, 2014 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, Eagle Bulk Shipping had issued and outstanding 38,045,081 shares of common stock.

How Many Votes Do I Have?

Each common share outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders. Cumulative voting by shareholders is not permitted.

What are the Board of Directors' voting recommendations?

The Board of Directors recommends that you vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year 2014.

How can I vote my shares?

You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. You can vote by proxy as follows:

•
by mail – If you are a shareholder of record, you may submit your proxy by signing the enclosed proxy card and mailing it in the enclosed, postage paid envelope or, for if you are a beneficial owner of shares held in street name, you may submit your proxy by filling out the voting instruction form provided by your broker, trustee or other nominee, and mailing it in the enclosed, postage paid envelope.

•
by telephone or by Internet – If you have telephone or Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed version of our proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction form.

How may I vote my shares in person at the Annual Meeting?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from your broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

If I am the beneficial owner of shares held in "street name" by my broker, will my broker automatically vote my shares for me?

Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain "routine" matters, including the ratification of the independent registered public accounting firm. As a result, your broker has discretionary authority to vote your shares on this proposal on your behalf.

How will my voting instructions be treated?

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the shareholder of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain "routine" matters. At our Annual Meeting, Proposal No. 1 is considered routine, which means that your broker, trustee, or other nominee can vote your shares on Proposal No. 1 if you do not timely provide instructions to vote your shares.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes. A broker "non-vote" will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

Could other matters be decided at the Annual Meeting?

At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy, or their duly constituted substitutes acting at the Annual Meeting or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.

What do I need to bring to be admitted to the Annual Meeting?

All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, trustee or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, trustee or other nominee indicating that you were the owner of the shares as of the Record Date.

How can I change my vote?

Any person signing a proxy card has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to Adir Katzav, Secretary of Eagle Bulk Shipping, 477 Madison Avenue, Suite 1405, New York, New York 10022, stating that the proxy is revoked;

•	by submitting another proxy with a later date; or

•	by attending the Annual Meeting and voting in person.

What are the quorum and voting requirements to approve the proposal described in the proxy statement?

In order to take action on the matters scheduled for a vote at the Annual Meeting, a quorum (a majority of the aggregate number of shares of the Company's common stock issued and outstanding and entitled to vote as of the record date for the Annual Meeting) must be present in person or by proxy.

A majority of the votes cast at the Annual Meeting is required for approval of Proposal No. 1 concerning the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2014.

What is an "abstention" and how would it affect the vote?

An "abstention" occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. Abstentions will not be counted as having been voted and will have no effect on the outcome of the vote on Proposal No. 1.

What is a broker "non-vote" and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposal No. 1, concerning the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2014, is an item on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. There will be no broker "non-votes" on Proposal No. 1 because brokerage firms may vote in their discretion on behalf of their clients on this proposal even if such clients have not furnished voting instructions with respect to this proposal.

Who will count the votes?

The Company's proxy processor and tabulator, Broadridge Financial Solutions, Inc., will serve as proxy tabulator and count the votes. The results will be certified by the inspectors of election.

Who will conduct the proxy solicitation and how much will it cost?

We will pay the costs relating to this proxy statement, the proxy solicitation and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and employees may also solicit proxies. They will not receive any additional pay for the solicitation.

PROPOSAL NO. 1

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping for the fiscal year ending December 31, 2014 and recommends that shareholders vote to ratify this appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

If the shareholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

Fees to Independent Registered Public Accounting Firm

     As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2013 and 2012, for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the Company's annual financial statements and for audit-related services, tax services and all other services, as applicable.

Type of Fees	2013	2012
Audit Fees	$755,600	$802,700
Tax Fees	$29,500	$28,300

Total	$785,100	$831,000

Audit fees for fiscal years 2013 and 2012 include professional services rendered by PwC for the integrated audit of the company's consolidated financial statements and the company's internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, for review of the company's interim consolidated quarterly financial statements included in the company's quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with regulatory filings.
Tax fees for fiscal years 2013 and 2012 related to tax planning and tax compliance services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1, THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS EAGLE BULK SHIPPING'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's voting common stock as of November 18, 2014 of:

•	each person, group or entity known to the Company to beneficially own more than 5% of our stock;
•	each of our Directors and Director nominees;
•	each of our Named Executive Officers; and
•	all of our Directors and executive officers as a group.

As of the October 27, 2014 record date, a total of 38,045,081 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on matters on which common shareholders are eligible to vote.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of that security, or "investment power," which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Ownership of Common Stock

	Shares Beneficially Owned (2)
Name (1)	Number	Percentage
Sophocles N. Zoullas (3)	68,633	*
Alexis P. Zoullas (4)	12,639	*
Adir Katzav (5)	1,949	*
Randee E. Day	0	*
Justin A. Knowles	0	*
Paul M. Leand Jr.	0	*
Stanley H. Ryan	0	*
Bart Veldhuizen	0	*
Gary Weston	0	*
All Current Directors and Executive Officers as
a group (9 persons)	83,221	*
Oaktree Capital Management, L.P. (6)	15,706,828	41.3%
Canyon Capital Advisors LLC (7)	4,768,595	12.5%
Davidson Kempner Capital Management LP (8)	4,301,340	11.3%
Strategic Value Partners, LLC (9)	2,151,806	5.7%
____________________
* Percentage less than 1% of class.

(1)	Unless otherwise indicated, the business address of each beneficial owner identified is 477 Madison Avenue, New York, New York, 10022.

(2)	Based on a total of 38,045,081 shares of common stock outstanding as of November 18, 2014.

(3)	Mr. Sophocles N. Zoullas's beneficial ownership represents 3,986 shares of our common stock and warrants exercisable to purchase 64,647 shares of our common stock.
(4)	Mr. Alexis P. Zoullas's beneficial ownership represents 978 shares of our common stock and warrants exercisable to purchase 11,661 shares of our common stock.
(5)	Mr. Adir Katzav's beneficial ownership represents 113 shares of our common stock and warrants exercisable to purchase 1,836 shares of our common stock.

(6)
Information is based on a Schedule 13D filed by Oaktree Capital Management, L.P. on October 24, 2014. The Schedule 13D reports that the securities to which this filing relates are owned directly by OCM Opps EB Holdings, Ltd. ("EB Holdings") and beneficially owned by  EB Holdings, Oaktree Capital Management, L.P., Oaktree Holdings, Inc., Oaktree Capital Group, LLC and Oaktree Capital Group Holdings GP, LLC.  According to the Schedule 13D, the address of the beneficial owners is c/o Oaktree Capital Group Holdings GP, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

(7)
Information is based on a Schedule 13G filed by Canyon Capital Advisors LLC on November 12, 2014. According to the Schedule 13G, Canyon Capital Advisors LLC, Mitchell R. Julis and Joshua S. Friedman have beneficial ownership of the securities to which the filing relates.  According to the Schedule 13G, the address of the beneficial owners is 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067.

(8)
Information is based on a Schedule 13G filed by Davidson Kempner Partners on October 27, 2014. The Schedule 13G reports that the securities to which this filing relates are held directly by (i) M. H. Davidson & Co., (ii) Davidson Kempner Partners, (iii) Davidson Kempner Institutional Partners, L.P. and (iv) Davidson Kempner International, Ltd. According to the Schedule 13G, Davidson Kempner Capital Management LP, Thomas L. Kempner, Jr., Anthony A. Yoseloff, Conor Bastable and Avram Z. Friedman have indirect beneficial ownership of the securities to which the filing relates.  According to the Schedule 13G, the address of the beneficial owners is 65 East 55th Street, 19th Floor, New York, New York 10022.

(9)
Information is based on a Schedule 13G filed by Strategic Value Partners, LLC on October 27, 2014.  The Schedule 13G reports that the securities to which this filing relates are held directly by Strategic Value Master Fund, Ltd., Strategic Value Special Situations Master Fund II, L.P., Strategic Value Special Situations Master Fund III, L.P., and Strategic Value Special Situations Offshore Fund III-A, L.P. (together, the "Funds") and beneficially owned by the Funds, Strategic Value Partners, LLC, as the investment manager of the Funds, and Victor Khosla.  According to the Schedule 13G, the address of the beneficial owners is 100 West Putnam Avenue, Greenwich, CT 06830.

SHAREHOLDER PROPOSALS FOR THE
2015 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder desiring to present a proposal for inclusion in the proxy statement for the Company's 2015 Annual Meeting of Shareholders must deliver the proposal to the Secretary of the Company not later than October 18, 2015. However, if the date of the 2015 Annual Meeting of Shareholders is more than 30 days before or after December 17, 2015, the anniversary date of the Annual Meeting, a proposal will be considered timely if we receive it a reasonable time before we begin to print and send our proxy materials for such meeting. Only those proposals that comply with Eagle Bulk Shipping's Amended and Restated By-Laws ("By-Laws") and the requirements of Rule 14a-8 of the Exchange Act will be included in the Company's proxy statement for the 2015 Annual Meeting of Shareholders.

Shareholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in the Company's By-laws which have been filed as Exhibit 3.2 to our Report on Form 8-K, filed with the SEC on October 16, 2014, and are available in print upon request from the Secretary of the Company. Our By-laws require all shareholders who intend to make proposals at an annual meeting of shareholders to submit their proposals to the Secretary of the Company not fewer than 60 and not more than 90 days before the anniversary date of the previous year's annual meeting of shareholders. The By-laws also provide that nominations for Director may only be made by the Board of Directors (or an authorized committee of the Board of Directors) or by a shareholder of record entitled to vote who sends notice to the Secretary of the Company not fewer than 60 nor more than 90 days before the anniversary date of the previous year's annual meeting of shareholders. Any nomination by a shareholder must comply with the procedures specified in the Company's By-laws. To be eligible for consideration at the 2015 Annual Meeting of Shareholders, proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the Company's Secretary between September 18, 2015 and October 18, 2015. This advance notice period is intended to allow all shareholders an opportunity to consider all business and nominees expected to be considered at the meeting. However, if the 2015 Annual Meeting of Shareholders is held on a date that is not within 30 days before or after December 17, 2015, the anniversary of the Annual Meeting, shareholder proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the close of business on the tenth day following the earlier of the date on which notice of the 2015 Annual Meeting of Shareholders is mailed or the date on which public disclosure of the date of the 2015 Annual Meeting of Shareholders is made.

All submissions to, or requests from, the Secretary of the Company should be made to: Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, the Company's executive officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities are required to file with the SEC reports of their ownership of, and transactions in, the Company's common stock. Based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2013, its executive officers, Directors and 10% holders complied with the Section 16(a) requirements.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is referred to as "householding," potentially provides extra convenience for shareholders and reduces printing and postage costs for companies.

The Company and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain shareholders who share a single address, only one copy of this proxy statement is being sent to that address, unless we received contrary instructions from any shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more shareholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Company stock in "street name," additional information regarding householding of proxy materials should be forwarded to you by your broker.

If you wish to receive a separate copy of this proxy statement, or would like to receive separate proxy statements in the future, or if you are receiving multiple copies of proxy statements at an address shared with another shareholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022.

OTHER MATTERS

At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: November 18, 2014

EAGLE BULK SHIPPING INC.
477 MADISON AVENUE
NEW YORK, NY 10022

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: If you receive more than one proxy card, please vote with respect to each card you receive.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000221942_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

EAGLE BULK SHIPPING INC.
Annual Meeting of Shareholders
December 17, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Sophocles N. Zoullas and Adir Katzav, or either of them, each with full power of substitution, as proxies, to represent and vote as designated on the reverse side, all of the shares of Common Stock of Eagle Bulk Shipping Inc. held of record by the undersigned on October 27, 2014, at the Annual Meeting of Shareholders to be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004 at 10:00 a.m., local time, on Wednesday, December 17, 2014, or at any adjournment or postponement thereof.

This proxy may be revoked at any time before it is exercised.

This proxy card, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted FOR Proposal No. 1 to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2014. If any other matter is properly presented at the Annual Meeting of Shareholders, this proxy will be voted in accordance with the judgment of the persons appointed as proxies.

Continued and to be signed on reverse side

0000221942_2 R1.0.0.51160